Exhibit 99

                             Joint Filer Information


Name:                               Trimaran Fund II, L.L.C.


Address:                            622 Third Avenue, 35th Floor
                                    New York, NY  10017


Designated Filer:                   Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:             Accuride Corporation (ACW)


Date of Earliest
Transaction Required
to be Reported:                     10/05/2005


Signature:                          /s/ John Papachristos
                                    Name:  John Papachristos
                                    Title:    Attorney-In-Fact
                                    for TRIMARAN FUND II, L.L.C.


Name:                               Trimaran Capital, L.L.C.


Address:                            622 Third Avenue, 35th Floor
                                    New York, NY  10017


Designated Filer:                   Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:             Accuride Corporation (ACW)


Date of Earliest
Transaction Required
to be Reported:                     10/05/2005


Signature:                          /s/ John Papachristos
                                    Name:  John Papachristos
                                    Title:    Attorney-In-Fact
                                    for TRIMARAN CAPITAL, L.L.C.


Name:                               Trimaran Parallel Fund II, L.P.


Address:                            622 Third Avenue, 35th Floor
                                    New York, NY  10017


Designated Filer:                   Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:             Accuride Corporation (ACW)


Date of Earliest
Transaction Required
to be Reported:                     10/05/2005


Signature:                          /s/ John Papachristos
                                    Name:  John Papachristos
                                    Title:    Attorney-In-Fact
                                    for TRIMARAN PARALLEL FUND II, L.P.


Name:                               CIBC Employee Private Equity Fund
                                    (Trimaran) Partners


Address:                            622 Third Avenue, 35th Floor
                                    New York, NY  10017


Designated Filer:                   Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:             Accuride Corporation (ACW)


Date of Earliest
Transaction Required
to be Reported:                     10/05/2005


Signature:                          /s/ John Papachristos
                                    Name:  John Papachristos
                                    Title:    Attorney-In-Fact
                                    for CIBC EMPLOYEE PRIVATE EQUITY
                                    FUND (TRIMARAN) PARTNERS


Name:                               CIBC Capital Corporation


Address:                            622 Third Avenue, 35th Floor
                                    New York, NY  10017


Designated Filer:                   Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:             Accuride Corporation (ACW)


Date of Earliest
Transaction Required
to be Reported:                     10/05/2005


Signature:                          /s/ John Papachristos
                                    Name:  John Papachristos
                                    Title:    Attorney-In-Fact
                                    for CIBC CAPITAL CORPORATION


Name:                               Caravelle Investment Fund, L.L.C.


Address:                            622 Third Avenue, 35th Floor
                                    New York, NY  10017


Designated Filer:                   Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:             Accuride Corporation (ACW)


Date of Earliest
Transaction Required
to be Reported:                     10/05/2005


Signature:                          /s/ John Papachristos
                                    Name:  John Papachristos
                                    Title:    Attorney-In-Fact
                                    for CARAVELLE INVESTMENT FUND, L.L.C.